United States
                       Securities and Exchange Commission
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) June 14, 2004
                                                 -------------

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                0-15535                   13-3115216
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(State or other jurisdiction          (Commission            (IRS Employer of
incorporation)                        File number)           Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, in changed since last report.)



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Table of Contents
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements:

               None.

          (b)  Pro Forma Financial Information:

               None.

          (c)  Exhibits:

               The following exhibits are furnished as part of this Report to the extent described in Items 9 and 12. 99.1 Press Release dated June 14, 2004 issued by Lakeland Industries, Inc.

Item 12. Results of Operations and Financial Condition.

     On June 14, 2004, Lakeland Industries, Inc. ("Lakeland") issued a press release reporting earnings for the quarter ended April 30, 2004. The information in this Form 8-K and the Exhibits attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any company filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LAKELAND INDUSTRIES, INC.

Date: June 14, 2004                             By:      /s/ Christopher J. Ryan
                                                         -----------------------
                                                         Christopher J. Ryan
                                                         President